Schedule 14A Information

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934
                                (Amendment No.  )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  Registrant  [   ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement

[ ]  Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
         14a-6(e)(2)  and  0-11.

[X]  Definitive  Proxy  Statement

[ ]  Definitive  Additional  Materials

[ ]  Soliciting  Material  under  Rule  14a-12


                        Commission file number : 33-67312

                           FIRST ALLIANCE CORPORATION
             (exact name of registrant as specified in its charter)

       Kentucky                                      61-1242009
(State  or  other jurisdiction of                (I.R.S. Employer Identification
 incorporation  or  organization)                      number)

 2285  Executive  Drive,  Suite  308
 Lexington,  KY   40505                             606-299-7656
(Address  of  principal  executive  offices)      (Telephone number)


Payment  of  Filing  Fee  (Check  the  aprpropriate  box):

[X]  No  fee  required.

[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
      1.  Title  of  each  class  of  securities  to  which transaction applies:

       --------------------------------------------------------------

      2.  Aggregate  number  of  securities  to  which  transaction  applies:

       --------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------------------

      4.  Proposed  maximum  aggregate  value  of  transaction:

       --------------------------------------------------------------

      5.  Total  fee  paid:

       --------------------------------------------------------------

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount  previously  paid:

       --------------------------------------------------------------

    2.  Form,  Schedule  or  Registration  Statement  No.:

       --------------------------------------------------------------

    3.  Filing  Party:

       --------------------------------------------------------------

    4.  Date  Filed

       --------------------------------------------------------------



                           FIRST ALLIANCE CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

          To  be  held  on  Wednesday,  June  6,  2001  at  10:00  a.m.

To  the  Shareholders  of  :

     FIRST  ALLIANCE  CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Alliance Corporation, (the "Company"), will be held Wednesday, June 6, 2001 at 10:00 a.m. at the Ramada Inn, 2143 N. Broadway, Lexington, Kentucky, 40516 for the following purposes:

     1. To elect eight directors of the Company to serve for one year and until their successors are elected and qualified (the Election of Directors );
     2. To ratify the appointment of Kerber, Eck & Braeckel LLP as independent auditors for the next fiscal year; and
     3. To consider and act upon such other business as may properly be brought before the meeting.

     The Board of Directors has fixed the close of business on April 27, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

                                   BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                   FIRST  ALLIANCE  CORPORATION



                               [GRAPHIC  OMITED]



                                   Thomas  I.  Evans
                                   Secretary
Dated:  April  27,  2001
Lexington,  Kentucky


     First  Alliance  Corporation
     2285  Executive  Drive,  Suite  308
     Lexington,  Kentucky  40505



                                    IMPORTANT
                                    ---------

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE PROXY CARD REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            PROXY  STATEMENT

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting ("Annual Meeting") of First
Alliance Corporation (the "Company"), a Kentucky corporation to be held on Wednesday, June 6, 2001 at 10:00 a.m. at the Ramada Inn, 2143 N. Broadway, Lexington, Kentucky, 40516.

     This proxy statement is being sent to each holder of record of the outstanding shares of no par value common stock of the Company (the "Common Stock"), as of April 27, 2001 (the Record Date ), in order to furnish each shareholder information relating to the business to be transacted at the meeting. This proxy statement and the enclosed proxy are being mailed to shareholders of the Company on or about May 12, 2001. The Company will bear the cost of soliciting proxies from its shareholders. If necessary, officers and regular employees of the Company may by telephone, telegram or personal interview, request the return of proxies.

                                 VOTING

     The enclosed Proxy is solicited by and on behalf of the Board of Directors. If you are unable to attend the meeting on June 6, 2001, please complete the enclosed proxy and return it to us so that your shares will be represented. When the enclosed Proxy is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If a proxy fails to specify how it is to be voted, it will be voted at the discretion of the Chairman of the Board.

                   OUTSTANDING  VOTING  SECURITIES

     On the Record Date, the Company had issued and outstanding 5,268,133 shares (the Outstanding Shares ) of no par value common stock. No other voting securities of the Company are outstanding. Shareholders of record as of April 27, 2001, are entitled to notice of and to vote at the meeting. The holders of such shares are entitled to one vote per share except in the election of directors for which the shareholder has cumulative voting rights pursuant to Kentucky State Law. Cumulative voting rights for the election of directors means that each shareholder's total number of votes is determined by multiplying the number of shares held by the number of directors being elected. The total number of shares is located on the proxy card above the shareholder's name and address. The shareholder has the right to vote pro-ratably for all directors by checking the box labeled "FOR", withhold authority to vote by checking the box labeled "WITHHOLD AUTHORITY" or vote a specific number of shares for each director by checking the box labeled "Special Allocation" and entering the number of shares voted on the line next to the director's name. NOTE: If shares voted by "Special Allocation" exceed total votes available to the shareholder, the proxy is spoiled and none of the votes can be recorded.

                                   PROPOSAL 1
                            ELECTION  OF  DIRECTORS

     In accordance with the laws of Kentucky and the Articles of Incorporation and the Bylaws of the Company, as amended, the Company is managed by its executive officers under the direction of the Board of Directors. The Board elects executive officers, evaluates their performance, works with management in establishing business objectives, and considers other fundamental corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business, and other significant corporate business transactions. The Board of Directors of the Company is composed of eight (8) directors, three of whom also serve as officers.

     At the annual meeting of shareholders of the Company, eight (8) directors are to be elected, each director will hold office until the next annual meeting and until his successor is elected and qualified. The persons named in the proxy intend to vote the proxies as designated for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, management now knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected. The following table shows with respect to each of the directors and nominees of the Company and with respect to all executive officers and directors of the Company as a group: (i) the total number of shares of all classes of stock of the Company beneficially owned as of the Record Date and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned as of the same date:

                                                                                                                         Ownership
                                                                                                                         of Class
Name, Age, and Present        Director                    Principal Occupation(s) or                                      Percent
Positions with the Company     Since                 Employment(s) During Past Five Years                Shares 1 2 3 4  of Class
----------------------------  --------  ---------------------------------------------------------------  --------------  --------

Michael N. Fink                   1993  Present principal positions with the Company; Chairman of First         553,000      10.5%
45                                      American Capital Corporation and subsidiaries since 1996;
Chairman of the Board and               Chairman of Integrity Capital Corporation since 2000 and Co-
President                               Chairman of Mid-Atlantic Capital Corporation since 2000.

Scott J. Engebritson              1993  Present principal positions with the Company; Chairman of Mid           427,500       8.1%
43                                      American Alliance Corporation since 1996 and Co-Chairman of
Vice-Chairman of the Board              Mid-Atlantic Capital Corporation.

Thomas I. Evans                   2000  Present principal positions with the Company; Assistant                       -         -
35                                      Secretary/Treasurer of Mid American Alliance Corporation and
Secretary, Treasurer, Senior            subsidiaries since 2000 and Secretary/Treasurer of Integrity
Vice President and Director             Capital Corporation since 2000.

Jimmy Dan Conner                  1993  President, Old Colony Insurance Service, Inc.                            30,000        .5%
48
Director

Denzel E. (Denny) Crum            1993  Former Head Basketball Coach, University of Louisville.                  75,000       1.4%
64
Director

James M. Everett                  1993  President and CEO, Government  First.Former Director,                    30,000        .5%
56                                      Kentucky Council Area Development Districts 1983-1999.
Director

Charles L. Hamilton               1993  Owns and operates numerous interests in real estate, agri-               80,000       1.5%
74                                      business and agriculture.
Director

Ronda S. Paul                     1993  Attorney                                                                 10,000        .2%
57
Director

________________
(1) Mr. Engebritson's shares are held in a trust for two children and a nephew. Mr. Engebritson is the trustee.
(2) Mr. Fink holds his shares jointly with his spouse except for 10,000 shares which were puchased pursuant to the Uniform Gift to Minors Act.
(3) Mr. Crum purchased 5,000 shares for a minor son pursuant to the Uniform Gift to Minors Act.
(4)  Mr.  Everett's  shares  are  held  jointly  with  adult  daughter.


Meetings  and  Committees  of  the  Members  of  the  Board  of  Directors
--------------------------------------------------------------------------

     During 2000, there were four meetings of the Board of Directors. The Board of Directors has delegated certain functions to standing committees of the Board. The Executive Committee is authorized to perform all of the functions of the Board of Directors except as limited by the Company s Articles of Incorporation and Bylaws and by certain provisions contained in the resolution creating the Executive Committee. The Executive Committee did not hold any meetings during 2000. The members of the Executive Committee for 2000 were Messrs. Fink and Engebritson. The Audit Committee s prescribed functions are [i] to recommend to the Board of Directors the accounting firm to be selected as the independent auditors for the Company and its subsidiaries and [ii] to act on behalf of the Board in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting, accounting procedures, policies and controls, and the scope of the respective audits of the independent auditors. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations to the Board with respect to financial reporting and accounting practices, policies, controls and safeguards. The Board of Directors has adopted a written charter for the Audit Committee which is attached as Exhibit
A. The Audit Committee held (1) meeting during 2000. The Audit Committee members are Ronda S. Paul and James M. Everett. All members of the Audit Committee are independent from management of the Company. The Compensations Committee's prescribed functions are to review and approve the compensation of the Chief Executive Officer and each of the other executive officers and makes appropriate recommendations to the board of Directors with respect thereto on the basis of factors, including qualifications, level of responsibility and individual performance. The Compensation Committee had (1) meeting during 2000. The Compensation Committee members are Jimmy Dan Conner and Charles Hamilton. The Investment Committee s prescribed functions are [i] review and access the technical investment and administrative capabilities and expertise; [ii] recommend the adoption of written investment plan and policies; and [iii] review, on no less than a quarterly basis, a summary report of the investment portfolio, investment transactions and practices. The Investment Committee had
(4)  meetings  during  2000.  The  Investment  Committee  members  are Denzel E.
("Denny")  Crum,  and  Jimmy  Dan  Conner.

     During the year ended December 31, 2000, all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

                                   PROPOSAL 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Kerber, Eck & Braeckel LLP served as the Company s independent auditors for the fiscal years ended December 31, 2000, 1999 and 1998. In serving its primary function as outside auditors for the Company, Kerber, Eck & Braeckel LLP performed the following audit services: [i] examination of the annual financial statements for the Company and its subsidiaries; and [ii] review of the Company s Form 10-KSB filed with the Securities and Exchange Commission. A representative from Kerber, Eck & Braeckel LLP will not be present at the annual meeting.

  THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information as of the Record Date, regarding ownership of Common Stock of the Company by the only persons known by the Company to own beneficially more than 5% thereof:




                                              Ownership of Class

Shareholder                                   Shares              Percent of Class (1)
--------------------------------------------------------------------------------------
5% Holders
----------
Michael N. Fink (2)                                      553,000                 10.5%
2285 Executive Drive, Suite 308
Lexington, KY  40505

Scott J. Engebritson (3)                                 427,500                  8.1%
2285 Executive Drive, Suite 308
Lexington, KY 40505

Directors and Executive Officers as a Group
--------------------------------------------
8 persons                                              1,205,500                 22.8%

(1)     Based  on  the Outstanding Shares of the Company's common stock outstanding as of  the  Record  Date.
(2)     These  shares  are  owned  jointly  with  spouse.
(3)     The shares are held in trust for two children and a nephew of Mr. Engebritson, who  is  the  trustee.

                                             EXECUTIVE OFFICERS OF THE COMPANY

Name/Age              Present PositionsWith         Principal Occupation(s) or Employment(s) During Past Five Years
                           the Company
--------------------  ---------------------  --------------------------------------------------------------------------------

Michael N. Fink       Chairman of the Board  Present principal positions  with the  Company;  Chairman  of  First  American
45                    and President          Capital Corporation and subsidiaries since 1996; Chairman of Integrity Capital
                                             Corporation since 2000 and Co-Chairman  of  Mid-Atlantic  Capital  Corporation
                                             since 2000.

Scott J. Engebritson  Vice-Chairman of the   Present principal  positions  with  the  Company;  Chairman  of  Mid  American
43                    Board                  Alliance Corporation  since  1996  and  Co-Chairman  of  Mid-Atlantic  Capital
                                             Corporation.

Thomas I. Evans       Secretary, Treasurer,  Present principal positions with the Company; Assistant Secretary/Treasurer of
35                    Senior Vice President  Mid  American  Alliance  Corporation  and  subsidiaries  since  2000  and
                      and Director           Secretary/Treasurer  of  Integrity  Capital  Corporation  since  2000.


                           EXECUTIVE  COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company s President and Chief Executive Officer and its Vice-Chairman (together named
Executive Officers ) for the fiscal years ended December 31, 2000, 1999 and 1998. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.




                           Summary Compensation Table
                                                            Other
                                                            Annual
Name and Principal Positions  Year  Salary($)  Bonus($)(1)  Compensation($)(2)


Michael N. Fink               2000     81,592      101,775                   -
Chairman, President and CEO   1999     81,128       75,512                   -
                              1998     78,888       75,512                   -

Scott J. Engebritson          2000     55,895       80,164                   -
Vice-Chairman                 1999     81,128       86,664                   -
                              1998     78,888       62,121                   -


(1) Includes incentive compensation pursuant to employment agreements effective November 1, 1995.

(2) Other Annual compensation consists of automobile allowances and term life and disability insurance premiums. The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the aggregate annual salary and bonus for Messrs. Fink and Engebritson.



                            Executive Contracts
                           ---------------------

     The executives, consisting of Messrs. Engebritson, Fink and Haas (the "Executives"), entered into employment agreements effective November 1, 1995. The initial term of the agreements was four years. During 1999, the Board of Directors extended the contracts until the completion of the marketing of First Alliance Insurance Company's product referred to as the "Alliance 2000". The annual base compensation for Mr. Fink is $85,765 and $57,463 for Mr. Engebritson. Base compensation is increased annually on the anniversary of the agreements based on the Consumer Price Index Labor Component as of the month preceding the anniversary. On March 28, 2000, the Board of Directors voted to terminate Mr. Haas employment agreement without cause.

     Each Executive receives incentive compensation based on a percentage of monthly first year delivered premiums of life insurance (excluding annuity premiums) of the initial product of First Alliance Insurance Company known as the "Alliance 2000". Additionally, each Executive will receive a percentage of renewal life insurance premiums on the "Alliance 2000". Renewal premiums are defined as premiums paid on policies renewing on the first and subsequent policy anniversaries. At any time, the Board of Directors can review and renegotiate the incentive compensation if it is unanimously agreed that the payment of incentive compensation is resulting in economic detriment to the Company. The employment agreements contain provisions for bonuses other than incentive compensation subject to approval by the Board of Directors.

     Under the agreement, the Executives are provided $7,200 of annual auto allowances, $500,000 of term life insurance at the Company's expense, disability insurance, and an annual physical examination. The Company will only pay standard risk life insurance premiums on the term life policies. Any additional substandard premiums will be paid at the Executive's expense. The Executives can participate in any deferred compensation, pension, other retirement income programs; and stock option plans applicable to executive-level employees of the Company as approved by the Board of Directors. At this time, none of these programs have been developed.

                               Directors'Fees
                              ---------------

     Directors who are not officers of the Company each receive an annual retainer of $1,000 and $750 per $750 for each Board of Directors' meeting attended. Directors are compensation $100 for a telephonic Board of Directors meeting and $100 for committee meetings held independently of Board of Directors meetings. Officers of the Company do not receive additional compensation for attendance at Board of Directors' meetings.


Report  of  the  Audit  Committee
---------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements included in the Company s Form 10-KSB to be filed with the Securities and Exchange Commission for the fiscal year ending December 31, 2000. The Committee met with Kerber, Eck & Braeckel LLP, independent auditors, regarding all matters required to be discussed by SAS 61. Additionally, the Committee has received written disclosures and the letter from Kerber, Eck & Braeckel LLP required by Independence Standards Board Standard No. 1 ( Independence Discussions with Audit Committees ). The Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company s Annual Report and Form 10-KSB for filing with the Securities and Exchange Commission for fiscal year ended December 31, 2000.

AUDIT  COMMITTEE  OF  THE  BOARD  OF  DIRECTORS
Ronda  Paul   James  Everett


         CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     The Company contracted with First American Capital Corporation ( FACC ) to provide underwriting and accounting services for FACC and its subsidiary, First Life America Corporation ( FLAC ). Under the terms of the management agreement, the FACC pays fees based on a percentage of delivered premiums of FLAC. The percentages are five and one half percent (5.5%) for first year premiums; four percent (4%) of second year premiums; three percent (3%) of third year premiums; two percent (2%) of fourth year premiums and one percent (1%) for year five and one percent (1%) for years six through ten for ten year policies and one-half percent (.5%) in years six through twenty for twenty year policies.

     The Company contracted with Mid American Alliance Corporation ( MAAC ) to provide accounting and administrative services. MAAC pay $2,000 per month for these services. The Company entered into a service agreement with Mid American Century Life Insurance Company ( MACLIC ), a wholly owned subsidiary of MAAC, to provide data processing, accounting, reporting services, policy underwriting and issue services, policy owner services and claims processing in return for fees of $2,500 per month plus an amount equal to the policy fees collected on MACLIC insurance policies.

     Under the terms of the agreements, FACC incurred expenses of $117,246, $60,531 and $24,816 during 2000, 1999 and 1998, respectively, MAAC incurred expenses of $22,500, $35,000 and $24,000 during 2000, 1999 and 1998, respectively, and MACLIC incurred expenses of $34,079 during 2000. No expenses were incurred during 1999 and 1998. Various officers and directors of the Company hold similar positions with FACC, MAAC and MACLIC.

                                  OTHER MATTERS

Fees  Paid  to  the  Independent  Auditors
------------------------------------------

Audit  Fees

     The aggregate fees billed by Kerber, Eck & Braeckel LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2000 and the reviews of the unaudited interim financial statements included in the Company's Form 10-QSB for the year ended December 31, 2000 ("Audit Services") were $43,800.


Financial  Information  Systems  Design  and  Implementation  Fees

     Kerber, Eck & Braeckel LLP did not perform any professional services with respect to financial information systems design and implementation for the year ended December 31, 2000 ("Technology Services").

All  Other  Fees

     Kerber, Eck & Braeckel LLP did not perform any services other than Audit Services for the year ended December 31, 2000.

Shareholder  Proposals
----------------------

     Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Lexington, Kentucky not later than January 31, 2002 for inclusion in the proxy statement for that meeting. At the time the proposal is submitted, the proposing shareholder shall be a record or beneficial owner of at least one (1) percent of securities entitled to be voted on the proposal at the meeting and have held such securities for at least one year, and shall continue to own such securities through the date on which the meeting is held.

Availability  of  Report  10-KSB
--------------------------------

     The Company has filed its 2000 Annual Report on Form 10-KSB with the Securities and Exchange Commission. A copy of the report may be obtained without charge by any shareholder. Requests for copies of the report should be sent to Thomas Evans, First Alliance Corporation, 2285 Executive Drive, Suite
308,  Lexington,  KY  40505.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                              FIRST  ALLIANCE  CORPORATION



                               [GRAPHIC  OMITED]



Dated:  April  27,  2001      Thomas  I.  Evans,  Secretary

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                                    EXHIBIT A
                             AUDIT COMMITTEE CHARTER

Responsibilities  of  the  Audit  Committee
-------------------------------------------

The Audit Committee is charged with the oversight of the Company s financial reporting process, the system of the Company s internal financial controls, and the audit process.

Organization  of  the  Audit  Committee
---------------------------------------

The Audit Committee shall consist of at least two directors of the Company to be elected annually by the Board of Directors, each of whom shall be an independent director of the Company within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers.

The Audit Committee shall elect one of its members to serve as Chairman of the Committee and one to serve as Secretary of the Committee.

Meetings  of  the  Committee
----------------------------
As many meetings of the Audit Committee shall be held as are needed to enable the Audit Committee to fulfill its duties and responsibilities. Meetings may be called by the Chairman of the Committee or by any member of the Committee by giving oral or written notice of the meeting to all of the other members of the Committee not less than one day prior to the meeting. A majority of the members of the Audit Committee shall constitute a quorum for the purpose of transacting business.

Meetings of the Audit Committee may be held in person or by telephonic communications, which permit each participating member of the Committee to communicate with all of the other participating members of the Committee.

The Chairman of the Audit Committee shall preside at all meetings of the Audit Committee. If the Chairman is absent, the other members of the Committee shall select one of them to serve as Chairman.

The Secretary of the Audit Committee shall keep written minutes of each meeting. The minutes shall be signed by the Secretary and the Chairman and placed in the Company s minute book. If the Secretary is absent, the other members of the Committee shall select one of them to serve as Secretary of the Meeting.

Duties  and  Responsibilities  of the Audit Committee
-----------------------------------------------------

The Audit Committee shall: review the adequacy of the Company s internal financial control structure; review the activities, organizational structure and qualifications of the Company s internal audit function; recommend appointment of the Company s external auditors; receive the written disclosures and the letter from the Company s external auditors required by Independence Standards Board Standard No. 1; review the Company s external auditors fee arrangements; review the Company s external auditors proposed audit scope and approach; discuss with the Company s external auditors the matters required to be discussed by SAS 61; review the performance of the Company s external auditors; conduct a review of the Company s financial statements, including Management s Discussion and Analysis, and audit findings, including significant suggestions for improvements to management by the external auditors; review and discuss the Company s audited financial statements with management; if satisfied with the audited financial statements, recommend to the Board of Directors their inclusion in the Company s Annual Report and Form 10-KSB; review the Company s interim financial reports; review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the Company s financial statements; review with the Company s counsel any legal matters that could have a significant impact on the Company s financial statements; review the findings of any examinations by regulatory agencies; review the Company s policies and procedures in effect for the review of officers expenses and perquisites; if necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist and perform other oversight functions as request by the full Board of Directors.

Reports  Required  by  the  Audit  Committee
--------------------------------------------

     The Audit Committee shall regularly update the Board of Directors about the activities of the Audit Committee.

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